                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
    / /  Definitive Proxy Statement
    /X/  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-12

                          Winland Electronics, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

 .Return Address
PROXY SERVICES
51 MERCEDES WAY
EDGEWOOD, NY  11717
 .Text
                      WINLAND ELECTRONICS, INC.
                 SPECIAL MEETING - AUGUST 21, 2001

                                                                August 17, 2001

Dear Fellow Shareholder:

The Special Meeting of Winland shareholders is only a few days away. Your Board of Directors has unanimously recommended that shareholders vote AGAINST the proposal.

            IT'S NOT TOO LATE TO PROTECT YOUR INVESTMENT

A dissident Utah-based shareholder wants to seize control of your company by removing all the current members of your Board of directors and replacing them with his own hand-picked nominees. Furthermore, the dissident says that if he's successful, he may pay himself $200,000 of your company's money to finance his take-over. You should also know that his slate of nominees has:

  * NO experience in the electronic manufacturing industry;
  * NO experience serving as directors of publicly owned companies; and
  * NO business plan.

In contrast, your Board's singular focus is the creation of the greatest possible value for ALL Winland shareholders. Our updated business strategy is already paying off: we have established four new customer relationships and continue to reduce the company's debt, inventories and accounts receivable. Cash from operating activities is substantially higher during the first half of 2001 than last year.

                    IN YOUR OWN BEST INTEREST,
      DON'T LET THE DISSIDENTS DISRUPT WINLAND'S TURNAROUND--
                 VOTE AGAINST THE PROPOSAL TODAY!

Since time is short, we have established a method which will enable you to vote by toll-free ProxyGram. Please follow the simple steps listed below. If you have any questions or need assistance in the last-minute voting of your shares, please call Innisfree M&A Incorporated, who is assisting us in the solicitation of proxies, toll-free at 888-750-5834.

Very truly yours,

S. Robert Dessalet                      Lorin Krueger
CHAIRMAN OF THE BOARD OF DIRECTORS      PRESIDENT and CEO

  TOLL-FREE PROXYGRAM OPERATORS WHO ARE INDEPENDENT OF THE COMPANY ARE
                AVAILABLE TO ASSIST YOU NOW!!!

                          INSTRUCTIONS

1.  Call Toll-Free 1-877-880-9547, anytime, day or night.

2. Tell the operator that you wish to send a collect ProxyGram to ID No. 8462, Winland Electronics, Inc.

3.  State your name, address and telephone number.

4. State the bank or broker at which your shares are held and your control number as shown below:

                     Name:               < NA.1 >
                     Broker:             < Broker >
                     Control Number:     < ControlNum >
                     Number of Shares:   < NumShares >

5. Give the operator your voting preferences, using the proxy text below.


                     WINLAND ELECTRONICS, INC.

                              PROXY
      for Special Meeting to be held Tuesday, August 21, 2001

The undersigned hereby appoints LORIN E. KRUEGER and JENNIFER A. THOMPSON, and each of them, with full power of substitution, his or her proxies to represent and vote, as designated below, all shares of the Common Stock of Winland Electronics, Inc. registered in the name of the undersigned at the Special Meeting of Shareholders of the Company to be held at the Country Inn & Suites located at 1900 Premier Drive, Mankato, Minnesota at 10:00 a.m. on Tuesday, August 21, 2001, or at any adjournments or postponements thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED AGAINST THE PROPOSAL.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "AGAINST" THE PROPOSAL.

To simultaneously remove all incumbent directors from the Board of Directors of the Company and to elect all of the following individuals to serve as directors of the Company:

           Ralph I. Call               Steven A. Fraley
           Paul R. Holzhueter          James J. Kamp
           Thompson H. Davis           Robert L. Ring
           Gerald E. Brown

(  ) AGAINST

(  ) ABSTAIN

(  ) FOR If you wish to vote for some but not all of the nominees, select
     "For" and give the operator the name(s) of the nominee(s) with respect to whom you wish to withhold authority.


PLEASE, give name to the operator exactly as name appears hereon, indicating, where proper, official position or representative capacity. For stock held in joint tenancy, each joint owner's name should be given.

 .Return Address
PROXYGRAM SERVICE
32-00 SKILLMAN AVENUE
LONG ISLAND CITY, NY  11101
 .Text
CONFIDENTIAL IDENTIFICATION NUMBER:  < CIN >
Your identification number is confidential. It is to assure the operator of your identity.

                    WINLAND ELECTRONICS, INC.
                 SPECIAL MEETING - AUGUST 21, 2001

                                                                August 17, 2001

Dear Fellow Shareholder:

The Special Meeting of Winland shareholders is only a few days away. Your Board of Directors has unanimously recommended that shareholders vote AGAINST the proposal.

            IT'S NOT TOO LATE TO PROTECT YOUR INVESTMENT

A dissident Utah-based shareholder wants to seize control of your company by removing all the current members of your Board of directors and replacing them with his own hand-picked nominees. Furthermore, the dissident says that if he's successful, he may pay himself $200,000 of your company's money to finance his take-over. You should also know that his slate of nominees has:

  * NO experience in the electronic manufacturing industry;
  * NO experience serving as directors of publicly owned companies; and
  * NO business plan.

In contrast, your Board's singular focus is the creation of the greatest possible value for ALL Winland shareholders. Our updated business strategy is already paying off: we have established four new customer relationships and continue to reduce the company's debt, inventories and accounts receivable. Cash from operating activities is substantially higher during the first half of 2001 than last year.

                    IN YOUR OWN BEST INTEREST,
      DON'T LET THE DISSIDENTS DISRUPT WINLAND'S TURNAROUND--
                 VOTE AGAINST THE PROPOSAL TODAY!

Since time is short, we have established a method which will enable you to vote by toll-free ProxyGram. Please follow the simple steps listed below. If you have any questions or need assistance in the last-minute voting of your shares, please call Innisfree M&A Incorporated, who is assisting us in the solicitation of proxies, toll-free at 888-750-5834.

Very truly yours,

S. Robert Dessalet                      Lorin Krueger
CHAIRMAN OF THE BOARD OF DIRECTORS      PRESIDENT and CEO


  TOLL-FREE PROXYGRAM OPERATORS WHO ARE INDEPENDENT OF THE COMPANY ARE
                AVAILABLE TO ASSIST YOU NOW!!!

                          INSTRUCTIONS

1.  Call Toll-Free 1-877-880-9547, anytime, day or night.

2. Tell the operator that you wish to send a collect ProxyGram to ID No. 8461, Winland Electronics, Inc.

3.  State your name, address and telephone number.

4.  State your Confidential Identification Number and Number of
    Shares as shown below:

          Confidential Identification Number:  < CIN >

          Number of Shares:  < NumShares >

5. Give the operator your voting preferences, using the proxy text below.


                     WINLAND ELECTRONICS, INC.

                              PROXY
      for Special Meeting to be held Tuesday, August 21, 2001

The undersigned hereby appoints LORIN E. KRUEGER and JENNIFER A. THOMPSON, and each of them, with full power of substitution, his or her proxies to represent and vote, as designated below, all shares of the Common Stock of Winland Electronics, Inc. registered in the name of the undersigned at the Special Meeting of Shareholders of the Company to be held at the Country Inn & Suites located at 1900 Premier Drive, Mankato, Minnesota at 10:00 a.m. on Tuesday, August 21, 2001, or at any adjournments or postponements thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED AGAINST THE PROPOSAL.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "AGAINST" THE PROPOSAL.

To simultaneously remove all incumbent directors from the Board of Directors of the Company and to elect all of the following individuals to serve as directors of the Company:

           Ralph I. Call               Steven A. Fraley

           Paul R. Holzhueter          James J. Kamp
           Thompson H. Davis           Robert L. Ring
           Gerald E. Brown

(  ) AGAINST

(  ) ABSTAIN

(  ) FOR If you wish to vote for some but not all of the nominees, select
     "For" and give the operator the name(s) of the nominee(s) with respect to whom you wish to withhold authority.


PLEASE, give name to the operator exactly as name appears hereon, indicating, where proper, official position or representative capacity. For stock held in joint tenancy, each joint owner's name should be given.